SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 27, 1999
                        (Date of Earliest Event Reported)


                             FORMULA FOOTWEAR, INC.
             (Exact Name of Registrant as Specified in its Charter)

               UTAH                   2-98748                87-0431584
   (State or other Jurisdiction) (Commission File No.) (IRS Employer I.D. No.)

                         5525 SOUTH 900 EAST, SUITE 110
                           SALT LAKE CITY, UTAH 84117
                      (Principal Executive Office Address)

        Registrant's Telephone Number, Including Area Code: (801)262-8844

                          5674 El Camino Real, Suite K
                               Carlsbad, CA 92008
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Changes in Control of Registrant.

     On May 27, 1999 the Registrant's officers and directors attained control through the issuance of stock for compensation for services provided to the
Registrant. In conjunction with this change in control, the Registrant effectuated a reverse split of its outstanding voting securities on a basis of 533 for one, effective May 30, 1999, while retaining the current authorized capital and par value, with appropriate adjustments in the stated capital accounts and capital surplus accounts; provided, that no stockholder, computed on a per stock certificate record basis on the effective date hereof, currently owning 100 or more shares shall be reduced to less than 100 shares as a result of the reverse split and that no stockholder owning less than 100 shares, on a stock certificate record basis on the effective date hereof, shall be affected by the reverse split; such additional shares required to provide the minimum of 100 shares to be conveyed to the shareholders will be issued by the Registrant; and provided, further, that all fractional shares shall be rounded up to the nearest whole share, and that these shares shall be provided by the Registrant.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable

Item 4.   Changes in Registrant's Certifying Accountant.

     Jones Jensen & Company, LLC, Certified Public Accountants, of Salt Lake City, Utah, have been retained to audit the financial statements of the Registrant as of June 25, 1999. The Registrant has been unable to locate the previous auditor, Coleman & Grant, of Newport Beach, California who last audited the Registrant's financial statements the fiscal year ended March 31, 1988. There were no disagreements between the Registrant and the previous auditor, the Registrant has had no activity since 1989, and the auditor has since then relocated and has not been located.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.

     Galo Lebron the Registrant's previous President resigned December 31, 1989. Jeff Skeen the Registrant's previous Secretary resigned March 21, 1999. New officers have been appointed to fill the vacancies created by these resignations.

Item 7.   Financial Statements and Exhibits.

          Financial Statements.
          ---------------------

          None; not applicable.

          Exhibits.
          ---------

          None; not applicable

Item 8.   Change in Fiscal Year.

          None; not applicable.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FORMULA FOOTWEAR, INC.


Date:                               By  /S/JAMES DOOLIN
     ---------------                --------------------------------------
                                    JAMES DOOLIN, PRESIDENT AND DIRECTOR